November 30, 2002

Oppenheimer                                             Annual Report
Quest Global                                                ----
                                                          Management
Value Fund, Inc.SM                                       Commentaries

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Oppenheimer Quest Global Value Fund, Inc., ranked in the top half of its peer group of global funds for the one-year period ended November 30, 2002, by emphasizing well-managed, value-priced companies with the financial strength to withstand poor economic conditions."1


[LOGO OMITTED]
OppenheimerFunds(R)
The Right Way to Invest
[GRAPHIC]

HIGHLIGHTS

CONTENTS

 1 Letter to Shareholders

 3 An Interview
   with Your Fund's
   Managers

 7 Fund Performance

12 Financial
   Statements

32 Independent
   Auditors' Report

33 Federal Income Tax
   Information

34 Directors and Officers

Fund Objective
Oppenheimer Quest Global Value Fund, Inc.SM seeks long-term capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund ranks in the top half of its peer group, the Lipper Global Fund category, for the one-, five- and 10-year periods ended November 30, 2002. 1

---------------------------------------------------
Average Annual Total Returns*
For the 1-Year Period
Ended 11/30/02
                     Without           With
                     Sales Chg.        Sales Chg.
---------------------------------------------------
Class A               -14.77%           -19.67%
---------------------------------------------------
Class B               -15.37            -19.61
---------------------------------------------------
Class C               -15.42            -16.26
---------------------------------------------------
Class N               -15.04            -15.89
---------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Common Stock Holdings 2
Freddie Mac                         5.7%
Wells Fargo Co.                     4.7
Alcan, Inc.                         3.4
M&T Bank Corp.                      3.0
General Motors Corp., Cl. H         2.7
Citigroup, Inc.                     2.5
SKF AB, B Shares                    2.5
Tokyo Gas Co. Ltd.                  2.4
McDonald's Corp.                    2.4
Pernod-Ricard SA                    2.3

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com
--------------------------------------------------------------------------------

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Global Fund category, 150/308 for the one-year, 61/148 for the five-year and 9/28 for the 10-year periods ended 11/30/02. Past performance is no guarantee of future results.
2. Portfolio's holdings and strategies are subject to change. Percentages are as of November 30, 2002, and are based on net assets.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

In the last 100 years, there have been about 30 bear markets-- each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
     In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
     Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.
     With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The

[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Quest Global Value
Fund, Inc.
1 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

LETTER TO SHAREHOLDERS

principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ SIGNATURE
John V. Murphy
December 20, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.
For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find WeeklyMarket Updates, and Monthly Fund Updates including the most recent list of top holdings.

2 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
Q
How did Oppenheimer Quest Global Value Fund, Inc., perform during the twelve months that ended November 30, 2002?
A. Measured by absolute return, this fiscal year was disappointing. Relatively speaking, however, we're pleased with the Fund's performance. It finished the period ahead of the Morgan Stanley Capital International (MSCI) World Index, its benchmark, and in the top half of its peer group of global funds.3 What's more, the year provided us an excellent opportunity to position the Fund for strong results when worldwide economies recover.

To what do you attribute the above-average relative results?
We credit our strict focus on companies with strong balance sheets. Economies worldwide have been weak or tenuous for roughly two years, a situation that can be especially damaging to heavily indebted companies. Debt obligations must be met before a company can pay dividends to shareholders or invest for business growth. So, when sales and revenues dip in a poor economy, companies with high levels of debt may find it difficult to maintain or increase their earnings. In light of the current economic environment, we tended to favor companies with strong cash flow and little debt--businesses that can continue to grow despite the lingering economic troubles.
     Unfortunately, even growing businesses didn't necessarily translate into positive equity returns this year. A handful of our holdings remained in positive territory, but the vast majority suffered from poor market conditions worldwide, while one was a victim of its own misdeeds.

3. The Fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index,which had a one-year return for the period ended 11/30/02 of -15.27%. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market," on page 7. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges.The Fund's Class A shares ranked, in the Lipper Global Fund category, 150/308 for the one-year period ended 11/30/02.

Portfolio Management Team
Richard Glasebrook
Elisa Mazen

3 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
Were there any "bright spots" in the world's markets?
A few small markets, including Austria and New Zealand, performed well. But for the major markets, double-digit declines were the norm. Like the United States, Europe's developed markets are in the process of correcting the excessive valuations of the late 1990s. Additionally, despite the election of a new president who supports an aggressive program of economic reforms, Japan is still locked in the depression that has held its market in check for nearly a decade.

     With the developed economies struggling, demand for products from Asia's emerging nations fell off sharply. In spite of this, emerging markets in the Pacific and Far East held up somewhat better than the developed markets. Their economies, which were severely damaged by fiscal and monetary crises in 1997 and '98, are finally on the mend, giving some support to their equity markets.

     All in all during the period, it was our ability to select individual stocks, regardless of their country location, that kept the Fund competitive.

Which stocks performed best/worst during the period?
The Fund's best-performing stock was Pernod-Ricard SA, a French beverage company. In 2001, Pernod acquired several well-known brands (e.g., Chivas Regal and Martell) from Seagram's. Successful integration of those brands, combined with a large reduction in its debt levels and tight cash management, led to improved profits for Pernod in 2002.

     Other contributors included Japanese auto manufacturer Nissan Motor Co. and U.S. mortgage lender Wells Fargo Co. Nissan benefited from operating efficiencies and a weak Yen, which made its cars relatively less expensive for American buyers. Wells Fargo got a boost from remarkably low U.S. interest rates that stimulated unprecedented demand for mortgages and refinancings.

     All three companies posted double-digit gains, but they were not sufficient enough to offset losses elsewhere in the portfolio.

[SIDEBAR]
More than ever, what we invested in was more important than where we invested.

4 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

The largest detractors from performance were telecommunications company WorldCom, Inc., energy firm El Paso Cos., and financial concern Credit Suisse Group.WorldCom admitted to misleading investors with fraudulent financial statements and declared bankruptcy. Both El Paso and Credit Suisse suffered as investors' grew increasingly averse to companies with high debt levels and riskier business models.

Earlier, you mentioned an excellent opportunity to position the Fund for future growth. What did you mean?
Simply put, as markets plummeted, we bought a number of attractive companies at even more attractive prices. For instance, we added SKF AB. This Swedish manufacturer of ball bearings has recently decreased its costs, reduced its debt, improved customer service and hired new management.We also removed any stock where management showed poor judgment, including an oil service company that, in our view, was paying too much for acquisitions.

What is your outlook for the Fund?
We're optimistic about the Fund's potential. Depressed stock prices around the globe have allowed us to increase the Fund's investments in high-quality companies, that had, in years past, been overpriced and out of our buying reach.We believe these well-run businesses, with low debt levels and solid cash flows, have the strength to hold their own in a weak economic environment, and could do well once the economic picture improves. It is our Fund's investment strategy that focuses on finding these kinds of companies that makes Oppenheimer Quest Global Value Fund, Inc., a part of The Right Way to Invest.

4. See Notes on page 10 for further details.

-----------------------------
Average Annual
Total Returns with
Sales Charge

For the Periods Ended
12/31/02 4

Class A
1-Year  5-Year  10-Year
-----------------------------
-22.44% -0.89%    7.16%

Class B         Since
1-Year  5-Year  Inception
-----------------------------
-22.33% -0.55%    5.83%

Class C         Since
1-Year  5-Year  Inception
-----------------------------
-19.11% -0.28%    5.57%

Class N         Since
1-Year  5-Year  Inception
-----------------------------
-18.74%  N/A    -15.29%
-----------------------------

5 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
[PIE CHART]
Regional Allocation 5
o United States/
  Canada                54.1%
o Europe                35.1
o Asia                  10.3
o Middle East/
  Africa                 0.5

Top Ten Geographical Diversification Holdings 5
--------------------------------------------------------------------------------
United States                                                   47.6%
--------------------------------------------------------------------------------
Great Britain                                                    9.8
--------------------------------------------------------------------------------
Japan                                                            7.3
--------------------------------------------------------------------------------
Canada                                                           6.5
--------------------------------------------------------------------------------
France                                                           6.3
--------------------------------------------------------------------------------
Sweden                                                           4.7
--------------------------------------------------------------------------------
Switzerland                                                      4.4
--------------------------------------------------------------------------------
Germany                                                          2.5
--------------------------------------------------------------------------------
Finland                                                          1.6
--------------------------------------------------------------------------------
Belgium                                                          1.6

5. Portfolio's holdings and allocations are subject to change. Percentages are as of November 30, 2002, and are based on total market value of investments.

6 | OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the twelve months that ended November 30, 2002, Oppenheimer Quest Global Value Fund, Inc., delivered a negative total return, as economies worldwide remained weak and markets tumbled. Relatively speaking, however, the Fund performed well, with a smaller loss than its benchmark index, the Morgan Stanley Capital International (MSCI) World Index. The Fund's outperformance during the period can be attributed to our stock selection process. Our consistent emphasis on reasonable valuations, low debt levels, steady cash flows and prudent management helped us avoid troubled areas (e.g., European financial stocks) and led us to select several stocks that posted double-digit gains. Outweighing these, however, were sizable losses for some highly leveraged companies, including one telecommunications company that declared bankruptcy, and smaller losses throughout the portfolio. During the latter half of the period, we used market weakness as an opportunity to purchase the stocks of well-managed, lightly leveraged companies at deeply discounted prices. The Fund's holdings, strategies and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

7 | Oppenheimer Quest Global Value Fund, Inc.

FUND PERFORMANCE
Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                 Oppenheimer                       Morgan Stanley
                Quest Global                              Capital
                   Fund, Inc.                       International
                    (Class A)                  (MSCI) World Index

11/30/92              9,425                              10,000
2/28/93               9,610                              10,360
5/31/93              10,833                              11,739
8/31/93              11,509                              12,430
11/30/93             11,284                              11,834
2/28/94              12,375                              13,066
5/31/94              12,237                              12,929
8/31/94              12,712                              13,541
11/30/94             12,228                              12,979
2/28/95              12,403                              13,104
5/31/95              13,481                              14,344
8/31/95              14,246                              14,730
11/30/95             14,644                              15,447
2/29/96              15,189                              16,294
5/31/96              16,049                              16,978
8/31/96              15,904                              16,659
11/30/96             17,075                              18,419
2/28/97              17,831                              18,563
5/31/97              18,871                              19,961
8/31/97              19,805                              20,464
11/30/97             19,848                              20,812
2/28/98              21,394                              23,128
5/31/98              22,728                              24,046
8/31/98              19,018                              21,309
11/30/98             21,708                              25,065
2/28/99              21,867                              26,161
5/31/99              23,483                              27,301
8/31/99              24,980                              28,450
11/30/99             26,405                              30,484
2/29/00              25,254                              31,160
5/31/00              27,017                              31,108
8/31/00              27,257                              32,279
11/30/00             26,793                              28,238
2/28/01              27,011                              26,786
5/31/01              27,027                              26,555
8/31/01              25,378                              24,174
11/30/01             24,104                              23,804
2/28/02              23,402                              23,036
5/31/02              23,614                              23,305
8/31/02              20,724                              20,095
11/30/02             20,544                              20,253
Average Annual Total Returns of Class A Shares of the Fund at 11/30/02* 1-Year -19.67% 5-Year -0.49% 10-Year 7.47%

Class B Shares Comparison of Change in
Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer                      Morgan Stanley
                 Quest Global                             Capital
                   Fund, Inc.                       International
                    (Class B)                  (MSCI) World Index

9/1/93               10,000                              10,000
11/30/93              9,833                               9,520
2/28/94              10,777                              10,512
5/31/94              10,642                              10,401
8/31/94              11,041                              10,894
11/30/94             10,604                              10,442
2/28/95              10,741                              10,542
5/31/95              11,657                              11,540
8/31/95              12,301                              11,850
11/30/95             12,631                              12,427
2/29/96              13,087                              13,108
5/31/96              13,809                              13,659
8/31/96              13,656                              13,402
11/30/96             14,657                              14,818
2/28/97              15,282                              14,934
5/31/97              16,151                              16,058
8/31/97              16,926                              16,463
11/30/97             16,945                              16,743
2/28/98              18,246                              18,606
5/31/98              19,357                              19,344
8/31/98              16,178                              17,143
11/30/98             18,450                              20,164
2/28/99              18,552                              21,046
5/31/99              19,903                              21,963
8/31/99              21,139                              22,887
11/30/99             22,359                              24,524
2/29/00              21,385                              25,067
5/31/00              22,878                              25,026
8/31/00              23,080                              25,968
11/30/00             22,688                              22,716
2/28/01              22,872                              21,549
5/31/01              22,886                              21,363
8/31/01              21,489                              19,447
11/30/01             20,411                              19,150
2/28/02              19,816                              18,532
5/31/02              19,996                              18,748
8/31/02              17,548                              16,166
11/30/02             17,396                              16,293
Average Annual Total Returns of Class B Shares of the Fund at 11/30/02* 1-Year -19.61% 5-Year -0.13% Since Inception 6.17%
*See Notes on page 10 for further details.

The performance information for the MSCI World Index in the graphs begins on 11/30/92 for Class A, 8/31/93 for Class B and Class C and 2/28/01 for Class N. Past performance cannot guarantee future results. Graphs are not drawn to same scale.8| Oppenheimer Quest Global Value Fund, Inc.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer                      Morgan Stanley
                 Quest Global                             Capital
                   Fund, Inc.                       International
                    (Class C)                  (MSCI) World Index

9/1/93               10,000                              10,000
11/30/93              9,833                               9,520
2/28/94              10,770                              10,512
5/31/94              10,642                              10,401
8/31/94              11,041                              10,894
11/30/94             10,597                              10,442
2/28/95              10,725                              10,542
5/31/95              11,633                              11,540
8/31/95              12,277                              11,850
11/30/95             12,599                              12,427
2/29/96              13,052                              13,108
5/31/96              13,773                              13,659
8/31/96              13,629                              13,402
11/30/96             14,620                              14,818
2/28/97              15,245                              14,934
5/31/97              16,122                              16,058
8/31/97              16,888                              16,463
11/30/97             16,906                              16,743
2/28/98              18,207                              18,606
5/31/98              19,318                              19,344
8/31/98              16,141                              17,143
11/30/98             18,412                              20,164
2/28/99              18,512                              21,046
5/31/99              19,862                              21,963
8/31/99              21,097                              22,887
11/30/99             22,281                              24,524
2/29/00              21,276                              25,067
5/31/00              22,729                              25,026
8/31/00              22,898                              25,968
11/30/00             22,483                              22,716
2/28/01              22,630                              21,549
5/31/01              22,616                              21,363
8/31/01              21,193                              19,447
11/30/01             20,112                              19,150
2/28/02              19,487                              18,532
5/31/02              19,643                              18,748
8/31/02              17,211                              16,166
11/30/02             17,012                              16,293
Average Annual Total Returns of Class C Shares of the Fund at 11/30/02* 1-Year -16.26% 5-Year 0.12% Since Inception 5.91%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
                  Oppenheimer                      Morgan Stanley
                 Quest Global                             Capital
                   Fund, Inc.                       International
                    (Class N)                  (MSCI) World Index

3/1/01               10,000                              10,000
5/31/01               9,976                               9,913
8/31/01               9,361                               9,025
11/30/01              8,902                               8,887
2/28/02               8,631                               8,600
5/31/02               8,709                               8,700
8/31/02               7,642                               7,502
11/30/02              7,563                               7,561
Average Annual Total Returns of Class N Shares of the Fund at 11/30/02* 1-Year -15.89% Since Inception -14.77%

9| Oppenheimer Quest Global Value Fund, Inc.

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

Class A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10| Oppenheimer Quest Global Value Fund, Inc.

Financial Statements

                                                                     Pages 12-31

11| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS  November 30, 2002

                                                                                    Market Value
                                                        Shares                        See Note 1
-------------------------------------------------------------------------------------------------
Common Stocks--98.9%
-------------------------------------------------------------------------------------------------
Consumer Discretionary--17.8%
-------------------------------------------------------------------------------------------------
Automobiles--3.5%
Bayerische Motoren Werke AG (BMW)                       77,774                      $  2,639,076
-------------------------------------------------------------------------------------------------
Honda Motor Co.                                         65,000                         2,451,129
-------------------------------------------------------------------------------------------------
Nissan Motor Co.                                       178,000                         1,419,467
-------------------------------------------------------------------------------------------------
PSA Peugeot Citroen                                     75,988                         3,428,136
                                                                                  ---------------
                                                                                       9,937,808

-------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.6%
Carnival Corp.                                          19,800                           555,390
-------------------------------------------------------------------------------------------------
McDonald's Corp.                                       367,000                         6,789,500
                                                                                  ---------------
                                                                                       7,344,890

-------------------------------------------------------------------------------------------------
Household Durables--1.6%
Electrolux AB, Series B Free                            62,800                         1,122,245
-------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                       32,000                         3,395,503
                                                                                  ---------------
                                                                                       4,517,748

-------------------------------------------------------------------------------------------------
Leisure Equipment & Products--1.5%
Agfa Gevaert NV                                        218,900                         4,451,049
Media--4.5%
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc. 1                    48,500                         2,107,810
-------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H 1                          662,400                         7,736,832
-------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                          256,900                         2,879,816
                                                                                  ---------------
                                                                                      12,724,458

-------------------------------------------------------------------------------------------------
Multiline Retail--1.2%
Dollar General Corp.                                   253,000                         3,347,190
-------------------------------------------------------------------------------------------------
Specialty Retail--1.5%
Kingfisher plc                                       1,249,261                         4,310,488
-------------------------------------------------------------------------------------------------
Textiles & Apparel--1.4%
Christian Dior SA                                       64,000                         2,335,950
-------------------------------------------------------------------------------------------------
LVMH Moet Hennessey Louis Vuitton                       33,000                         1,556,066
                                                                                  ---------------
                                                                                       3,892,016

-------------------------------------------------------------------------------------------------
Consumer Staples--9.5%
-------------------------------------------------------------------------------------------------
Beverages--3.3%
Coca-Cola Amatil Ltd.                                  503,000                         1,513,580
-------------------------------------------------------------------------------------------------
Diageo plc                                             130,200                         1,356,348
-------------------------------------------------------------------------------------------------
Pernod-Ricard SA                                        72,915                         6,560,867
                                                                                  ---------------
                                                                                       9,430,795

12| Oppenheimer Quest Global Value Fund, Inc.

                                                                                    Market Value
                                                        Shares                        See Note 1
-------------------------------------------------------------------------------------------------
Food & Drug Retailing--1.8%
Boots Co. plc                                          351,396                      $  3,119,335
-------------------------------------------------------------------------------------------------
CVS Corp.                                               72,800                         1,956,864
                                                                                  ---------------
                                                                                       5,076,199

-------------------------------------------------------------------------------------------------
Food Products--3.0%
Cadbury Schweppes plc                                  414,000                         2,686,247
-------------------------------------------------------------------------------------------------
CSM NV                                                 140,000                         2,775,691
-------------------------------------------------------------------------------------------------
Goodman Fielder Ltd.                                 3,475,600                         2,926,803
                                                                                  ---------------
                                                                                       8,388,741

-------------------------------------------------------------------------------------------------
Household Products--1.4%
Kao Corp.                                              186,000                         3,992,817
-------------------------------------------------------------------------------------------------
Energy--6.5%
-------------------------------------------------------------------------------------------------
Oil & Gas--6.5%
Anadarko Petroleum Corp.                               107,600                         5,078,720
-------------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                     83,100                         5,570,193
-------------------------------------------------------------------------------------------------
ConocoPhillips                                         136,340                         6,518,415
-------------------------------------------------------------------------------------------------
TotalFinaElf SA, B Shares                               10,400                         1,397,734
                                                                                  ---------------
                                                                                      18,565,062

-------------------------------------------------------------------------------------------------
Financials--30.2%
-------------------------------------------------------------------------------------------------
Banks--13.2%
BNP Paribas SA                                          64,000                         2,610,355
-------------------------------------------------------------------------------------------------
Credit Suisse Group 1                                   72,501                         1,705,733
-------------------------------------------------------------------------------------------------
Danske Bank AS                                         186,000                         3,114,493
-------------------------------------------------------------------------------------------------
DBS Group Holdings Ltd.                                199,100                         1,262,481
-------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                   430,060                         3,630,266
-------------------------------------------------------------------------------------------------
M&T Bank Corp.                                         107,000                         8,632,760
-------------------------------------------------------------------------------------------------
National Bank of Canada                                167,000                         3,372,833
-------------------------------------------------------------------------------------------------
Wells Fargo Co.                                        287,200                        13,271,512
                                                                                  ---------------
                                                                                      37,600,433

-------------------------------------------------------------------------------------------------
Diversified Financials--13.2%
Citigroup, Inc.                                        181,533                         7,058,003
-------------------------------------------------------------------------------------------------
Deutsche Boerse AG                                     114,201                         4,555,647
-------------------------------------------------------------------------------------------------
Fannie Mae                                              49,200                         3,102,060
-------------------------------------------------------------------------------------------------
Freddie Mac                                            281,500                        16,225,660
-------------------------------------------------------------------------------------------------
Household International, Inc.                          223,900                         6,425,930
                                                                                  ---------------
                                                                                      37,367,300

13| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS  Continued

                                                                                    Market Value
                                                        Shares                        See Note 1
-------------------------------------------------------------------------------------------------
Insurance--3.8%
John Hancock Financial Services, Inc.                   58,500                        $1,788,345
-------------------------------------------------------------------------------------------------
Swiss Reinsurance Co.                                   47,213                         3,532,859
-------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A 1             181,017                         2,887,221
-------------------------------------------------------------------------------------------------
UnumProvident Corp.                                    154,000                         2,625,700
                                                                                  ---------------
                                                                                      10,834,125

-------------------------------------------------------------------------------------------------
Health Care--6.2%
-------------------------------------------------------------------------------------------------
Biotechnology--0.4%
Wyeth                                                   30,200                         1,160,586
-------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.5%
Essilor International SA                                    85                             3,384
-------------------------------------------------------------------------------------------------
Terumo Corp.                                           103,200                         1,382,290
                                                                                  ---------------
                                                                                       1,385,674

-------------------------------------------------------------------------------------------------
Health Care Providers & Services--0.7%
Tenet Healthcare Corp. 1                               114,000                         2,103,300
-------------------------------------------------------------------------------------------------
Pharmaceuticals--4.6%
Bristol-Myers Squibb Co.                                62,000                         1,643,000
-------------------------------------------------------------------------------------------------
GlaxoSmithKline plc                                     57,581                         1,077,840
-------------------------------------------------------------------------------------------------
Novartis AG                                            137,240                         5,106,949
-------------------------------------------------------------------------------------------------
Pharmacia Corp.                                         85,800                         3,629,340
-------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                19,750                         1,561,435
                                                                                  ---------------
                                                                                      13,018,564

-------------------------------------------------------------------------------------------------
Industrials--8.7%
-------------------------------------------------------------------------------------------------
Aerospace & Defense--1.5%
Boeing Co.                                             125,600                         4,270,400
-------------------------------------------------------------------------------------------------
Air Freight & Couriers--0.5%
Yamato Transport Co. Ltd.                               91,000                         1,343,664
-------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.8%
Amadeus Global Travel Distribution SA                  447,781                         2,302,990
-------------------------------------------------------------------------------------------------
Machinery--4.5%
ITT Industries, Inc.                                    60,500                         3,646,940
-------------------------------------------------------------------------------------------------
Schindler Holding AG                                    12,110                         2,032,756
-------------------------------------------------------------------------------------------------
Schindler Holding AG                                       850                           145,257
-------------------------------------------------------------------------------------------------
SKF AB, B Shares                                       246,000                         6,960,421
                                                                                  ---------------
                                                                                      12,785,374

-------------------------------------------------------------------------------------------------
Road & Rail--0.9%
Canadian National Railway Co.                           64,000                         2,626,427
-------------------------------------------------------------------------------------------------
Trading Companies & Distributors--0.5%
Alfa Laval AB 1                                        178,000                         1,315,551
-------------------------------------------------------------------------------------------------

14| Oppenheimer Quest Global Value Fund, Inc.

                                                                                    Market Value
                                                        Shares                        See Note 1
-------------------------------------------------------------------------------------------------
Information Technology--2.3%
-------------------------------------------------------------------------------------------------
Communications Equipment--1.6%
Nokia Corp., Sponsored ADR, A Shares                   237,000                      $  4,552,770
-------------------------------------------------------------------------------------------------
Computers & Peripherals--0.2%
-------------------------------------------------------------------------------------------------
EMC Corp. 1                                             93,000                           674,250
-------------------------------------------------------------------------------------------------
Software--0.5%
Microsoft Corp. 1                                       22,600                         1,303,568
-------------------------------------------------------------------------------------------------
Materials--9.0%
-------------------------------------------------------------------------------------------------
Chemicals--0.8%
BOC Group plc                                          168,720                         2,349,628
-------------------------------------------------------------------------------------------------
Metals & Mining--6.8%
Alcan, Inc.                                            300,100                         9,495,164
-------------------------------------------------------------------------------------------------
Alcoa, Inc.                                            114,200                         2,917,810
-------------------------------------------------------------------------------------------------
Inco Ltd. 1                                            135,779                         2,935,552
-------------------------------------------------------------------------------------------------
Rio Tinto plc                                          186,926                         3,786,956
                                                                                  ---------------
                                                                                      19,135,482

-------------------------------------------------------------------------------------------------
Paper & Forest Products--1.4%
Svenska Cellulosa AB, Series B                         114,400                         3,962,495
-------------------------------------------------------------------------------------------------
Telecommunication Services--3.9%
-------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--0.5%
Sprint Corp. (Fon Group)                                99,784                         1,454,851
-------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--3.4%
Vodafone Group plc                                   2,953,222                         5,606,160
-------------------------------------------------------------------------------------------------
Vodafone Panafon SA                                    696,262                         3,975,762
                                                                                  ---------------
                                                                                       9,581,922

-------------------------------------------------------------------------------------------------
Utilities--4.8%
-------------------------------------------------------------------------------------------------
Electric Utilities--1.5%
Exelon Corp.                                            82,400                         4,135,656
-------------------------------------------------------------------------------------------------
Gas Utilities--3.3%
NiSource, Inc.                                         123,800                         2,412,862
-------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd.                                   2,327,000                         6,932,661
                                                                                  ---------------
                                                                                       9,345,523

Total Common Stocks (Cost $280,478,839)                                              280,589,794

                                                     Principal
                                                        Amount
-------------------------------------------------------------------------------------------------
Short-Term Notes--1.7%

Federal Home Loan Bank, 1.15%,
12/2/02 (Cost $4,876,839)                           $4,877,000                         4,876,839
-------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $285,355,678)          100.6%                      285,466,633
-------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                     (0.6)                       (1,729,136)
                                                       ------------------------------------------
Net Assets                                               100.0%                     $283,737,497
                                                       ==========================================


15| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS  Continued
Footnotes to Statement of Investments
1. Non-income producing security.
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification             Market Value           Percent
--------------------------------------------------------------------------------
United States                          $135,907,507            47.6%
Great Britain                            27,923,268             9.8
Japan                                    20,917,531             7.3
Canada                                   18,429,976             6.5
France                                   17,892,492             6.3
Sweden                                   13,360,712             4.7
Switzerland                              12,523,554             4.4
Germany                                   7,194,723             2.5
Finland                                   4,552,770             1.6
Belgium                                   4,451,049             1.6
Australia                                 4,440,383             1.6
Singapore                                 4,142,297             1.5
Greece                                    3,975,762             1.4
Denmark                                   3,114,493             1.1
The Netherlands                           2,775,691             1.0
Spain                                     2,302,990             0.8
Israel                                    1,561,435             0.3
                                       -----------------------------
Total                                  $285,466,633           100.0%
                                       =============================

See accompanying Notes to Financial Statements.

16| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002

--------------------------------------------------------------------------------
Assets

Investments, at value (cost $285,355,678)--
 see accompanying statement                                        $285,466,633
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      3,088,222
Shares of capital stock sold                                          1,160,829
Interest and dividends                                                  834,412
Other                                                                    96,943
                                                                   ------------
Total assets                                                        290,647,039
--------------------------------------------------------------------------------
Liabilities

Bank overdraft                                                          875,596
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 5,263,599
Shares of capital stock redeemed                                        422,806
Distribution and service plan fees                                      117,704
Shareholder reports                                                      81,420
Directors' compensation                                                  48,761
Transfer and shareholder servicing agent fees                            37,160
Other                                                                    62,496
                                                                   ------------
Total liabilities                                                     6,909,542
--------------------------------------------------------------------------------
Net Assets                                                         $283,737,497
                                                                   ============
--------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                               $    229,182
--------------------------------------------------------------------------------
Additional paid-in capital                                          350,976,500
--------------------------------------------------------------------------------
Accumulated net investment loss                                         (46,895)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and
 foreign currency transactions                                      (67,546,134)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies            124,844
                                                                   ------------
Net Assets                                                         $283,737,497
                                                                   ============

17| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES  Continued

--------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per
share (based on net assets of $191,095,955
and 15,193,308 shares of capital stock outstanding)                     $12.58
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                           $13.35
--------------------------------------------------------------------------------
Class B Shares: Net asset value, redemption
price (excludes applicable contingent deferred
sales charge) and offering price per share
(based on net assets of $65,143,557 and
5,430,289 shares of capital stock outstanding)                          $12.00
--------------------------------------------------------------------------------
Class C Shares: Net asset value, redemption price
(excludes applicable contingent deferred sales
charge) and offering price per
share (based on net assets of $26,360,558 and
2,203,852 shares of capital stock outstanding)                          $11.96
--------------------------------------------------------------------------------
Class N Shares: Net asset value, redemption
price (excludes applicable contingent deferred
sales charge) and offering price per share (based
on net assets of $1,137,427 and 90,711 shares of
capital stock outstanding)                                              $12.54
See accompanying Notes to Financial Statements.

18| Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $400,989)          $  5,621,676
--------------------------------------------------------------------------------
Interest                                                               153,354
                                                                  -------------
Total investment income                                              5,775,030

--------------------------------------------------------------------------------
Expenses
Management fees                                                      2,490,572
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                770,009
Class B                                                                800,742
Class C                                                                338,370
Class N                                                                  5,283
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                524,562
Class B                                                                234,440
Class C                                                                101,048
Class N                                                                  3,470
--------------------------------------------------------------------------------
Administrative fees                                                    830,191
--------------------------------------------------------------------------------
Shareholder reports                                                    110,358
--------------------------------------------------------------------------------
Custodian fees and expenses                                             37,418
--------------------------------------------------------------------------------
Directors' compensation                                                 27,631
--------------------------------------------------------------------------------
Other                                                                   38,746
                                                                  -------------
Total expenses                                                       6,312,840
Less reduction to custodian expenses                                    (4,232)
Less voluntary waiver of transfer and shareholder
servicing agent fees-- Classes A, B, C and N                           (12,214)
                                                                  -------------
Net expenses                                                         6,296,394

--------------------------------------------------------------------------------
Net Investment Loss                                                   (521,364)

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                        (54,454,064)
Foreign currency transactions                                         (890,859)
                                                                  -------------
Net realized loss                                                  (55,344,923)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                        (10,867,984)
Translation of assets and liabilities denominated in
foreign currencies                                                  10,851,351
                                                                  -------------
Net change                                                             (16,633)
                                                                  -------------
Net realized and unrealized loss                                   (55,361,556)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations              $(55,882,920)
                                                                  =============

See accompanying Notes to Financial Statements.

19| Oppenheimer Quest Global Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,                                             2002                  2001
-----------------------------------------------------------------------------------------------
Operations
Net investment loss                                         $   (521,364)        $    (401,913)
-----------------------------------------------------------------------------------------------
Net realized loss                                            (55,344,923)          (11,459,929)
-----------------------------------------------------------------------------------------------
Net change in unrealized depreciation                            (16,633)          (31,247,273)
                                                            -----------------------------------
Net decrease in net assets resulting
from operations                                              (55,882,920)          (43,109,115)

-----------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A                                                               --           (25,099,364)
Class B                                                               --           (10,311,184)
Class C                                                               --            (4,105,983)
Class N                                                               --                    --

-----------------------------------------------------------------------------------------------
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                      (12,002,972)            5,228,414
Class B                                                      (14,897,108)              520,837
Class C                                                       (6,710,033)            2,960,130
Class N                                                          807,780               558,287

-----------------------------------------------------------------------------------------------
Net Assets
Total decrease                                               (88,685,253)          (73,357,978)
-----------------------------------------------------------------------------------------------
Beginning of period                                          372,422,750           445,780,728
                                                            -----------------------------------
End of period [including accumulated net investment
losses of $46,895 and $41,563, respectively]                $283,737,497          $372,422,750
                                                            ===================================

See accompanying Notes to Financial Statements.

20| Oppenheimer Quest Global Value Fund, Inc.

FINANCIAL HIGHLIGHTS

Class A   Year Ended November 30,                      2002               2001              2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                $ 14.76            $ 17.93           $ 22.05          $ 19.37         $ 18.50
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .02                .02               .10             (.02)            .03
Net realized and unrealized gain (loss)               (2.20)             (1.62)              .24             3.90            1.63
                                                ------------------------------------------------------------------------------------
Total from investment operations                      (2.18)             (1.60)              .34             3.88            1.66
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --                 --              (.22)              --            (.03)
Dividends in excess of net investment income             --                 --                --             (.09)             --
Distributions from net realized gain                     --              (1.57)            (4.24)           (1.11)           (.76)
                                                ------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          --              (1.57)            (4.46)           (1.20)           (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.58             $14.76            $17.93           $22.05          $19.37
                                                ====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                   (14.77)%           (10.04)%            1.47%           21.64%           9.38%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $191,096           $238,882          $285,836         $346,067        $295,596
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $216,977           $269,338          $325,539         $318,701        $291,554
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                           0.09%              0.12%             0.47%           (0.11)%          0.09%
Expenses                                               1.66%              1.71%             1.70%            1.75%           1.76% 3
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  75%                71%              104%              78%             59%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

21| Oppenheimer Quest Global Value Fund, Inc.

FINANCIAL HIGHLIGHTS  Continued

Class B  Year Ended November 30,                       2002               2001              2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                $ 14.18            $ 17.38           $ 21.50          $ 18.92         $ 18.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.11)              (.08)             (.02)            (.13)           (.06)
Net realized and unrealized gain (loss)               (2.07)             (1.55)              .25             3.82            1.60
                                                ------------------------------------------------------------------------------------
Total from investment operations                      (2.18)             (1.63)              .23             3.69            1.54
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --                 --              (.11)              --              --
Dividends in excess of net investment income             --                 --                --               -- 1            --
Distributions from net realized gain                     --              (1.57)            (4.24)           (1.11)           (.76)
                                                ------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          --              (1.57)            (4.35)           (1.11)           (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.00             $14.18            $17.38           $21.50          $18.92
                                                ====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                   (15.37)%           (10.57)%            0.91%           21.05%           8.89%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $65,144           $ 93,590          $114,765         $143,632        $129,071
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $79,996           $105,464          $128,686         $134,690        $118,617
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.63)%            (0.48)%           (0.09)%          (0.61)%         (0.41)%
Expenses                                               2.36%              2.31%             2.24%            2.25%           2.27% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  75%                71%              104%              78%             59%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

22| Oppenheimer Quest Global Value Fund, Inc.

Class C  Year Ended November 30,                       2002               2001              2000             1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                $ 14.14            $ 17.33           $ 21.46          $ 18.89        $ 18.11
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.12)              (.07)             (.02)            (.12)          (.06)
Net realized and unrealized gain (loss)               (2.06)             (1.55)              .25             3.80           1.60
                                                ------------------------------------------------------------------------------------
Total from investment operations                      (2.18)             (1.62)              .23             3.68           1.54
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --                 --              (.12)              --             --
Dividends in excess of net investment income             --                 --                --               -- 1            --
Distributions from net realized gain                     --              (1.57)            (4.24)           (1.11)          (.76)
                                                ------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          --              (1.57)            (4.36)           (1.11)          (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.96             $14.14            $17.33           $21.46         $18.89
                                                ====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                   (15.42)%           (10.54)%            0.91%           21.02%          8.90%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $26,361            $39,429           $45,179          $57,925        $51,060
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $33,801            $42,552           $51,539          $52,348        $47,322
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.63)%            (0.48)%           (0.10)%          (0.61)%        (0.41)%
Expenses                                               2.37%              2.31%             2.24%            2.25%          2.27% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  75%                71%              104%              78%            59%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

23| Oppenheimer Quest Global Value Fund, Inc.

FINANCIAL HIGHLIGHTS  Continued

Class N   Year Ended November 30,                                      2002                  2001 1
---------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                 $14.76                $16.58
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                           (.01)                   -- 2
Net realized and unrealized loss                                      (2.21)                (1.82)
                                                                  ---------------------------------
Total from investment operations                                      (2.22)                (1.82)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     --                    --
Dividends in excess of net investment income                             --                    --
Distributions from net realized gain                                     --                    --
                                                                  ---------------------------------
Total dividends and/or distributions
to shareholders                                                          --                    --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $12.54                $14.76
                                                                  =================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                                   (15.04)%              (10.98)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                             $1,137                  $522
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $1,058                  $275
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                                   (0.02)%               (0.05)%
Expenses                                                               1.90%                 1.81%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  75%                   71%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

24| Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase.

     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

25| Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

     During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

     As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                Expiring
                ---------------------------------
                2009                  $ 5,716,132
                2010                   57,620,294
                                      -----------
                Total                 $63,336,426
                                      ===========

 As of November 30, 2002, the Fund had approximately $1,177,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $52,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each Director during the years of service. During the year ended November 30, 2002, the Fund's projected benefit obligations were increased by $6,554 and payments of $1,222 were made to retired Directors, resulting in an accumulated liability of $46,893 as of November 30, 2002.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

26| Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $1,188,264, a decrease in accumulated net investment loss of $516,032, and a decrease in accumulated net realized loss on investments of $672,232. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended November 30, 2002 and year ended November 30, 2001 was as follows:

                                        Year Ended                   Year Ended
                                 November 30, 2002            November 30, 2001
--------------------------------------------------------------------------------
 Distributions paid from:

 Ordinary income                               $--                  $ 1,664,107
 Long-term capital gain                         --                   37,852,424
 Return of capital                              --                           --
                                               --------------------------------
 Total                                         $--                  $39,516,531
                                               ================================

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

        Accumulated net investment loss      $    (46,895)
        Accumulated net realized loss         (67,546,134)
        Net unrealized appreciation               124,844
                                             ------------
        Total                                $(67,468,185)
                                             ============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

27| Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Capital Stock
 The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                                   Year Ended November 30, 2002             Year Ended November 30, 2001 1
                                                   Shares                Amount               Shares              Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                            5,615,835          $ 74,957,354            9,353,473       $ 151,872,376
Dividends and/or  distributions reinvested             --                    --            1,420,337          23,975,302
Redeemed                                       (6,603,328)          (86,960,326)         (10,534,631)       (170,619,264)
                                              ----------------------------------------------------------------------------
Net increase (decrease)                          (987,493)         $(12,002,972)             239,179       $   5,228,414
                                              ============================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                              789,659          $ 10,548,463            1,017,781       $  15,705,574
Dividends and/or  distributions reinvested             --                    --              582,322           9,497,895
Redeemed                                       (1,959,335)          (25,445,571)          (1,605,198)        (24,682,632)
                                              ----------------------------------------------------------------------------
Net increase (decrease)                        (1,169,676)         $(14,897,108)              (5,095)      $     520,837
                                              ============================================================================

--------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                              545,413          $  7,274,366            1,040,947       $  16,074,933
Dividends and/or  distributions reinvested             --                    --              199,026           3,235,955
Redeemed                                       (1,130,158)          (13,984,399)          (1,058,605)        (16,350,758)
                                              ----------------------------------------------------------------------------
Net increase (decrease)                          (584,745)         $ (6,710,033)             181,368       $   2,960,130
                                              ============================================================================

--------------------------------------------------------------------------------------------------------------------------
Class N
Sold                                              119,359          $  1,683,121               37,400       $     588,274
Dividends and/or  distributions reinvested             --                    --                   --                  --
Redeemed                                          (64,029)             (875,341)              (2,019)            (29,987)
                                              ----------------------------------------------------------------------------
Net increase                                       55,330          $    807,780               35,381       $     558,287
                                              ============================================================================

1. For the year ended November 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.

28 | Oppenheimer Quest Global Value Fund, Inc.

3. Purchases and Sales of Securities

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $243,086,332 and $256,055,081, respectively.

 As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $288,336,157 was composed of:

           Gross unrealized appreciation          $ 25,313,671
           Gross unrealized depreciation           (28,183,195)
                                                  ------------
           Net unrealized depreciation            $ (2,869,524)
                                                  ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400 million, and 0.65% of average annual net assets in excess of $800 million.
--------------------------------------------------------------------------------
 Administration Fees. Under a separate administration agreement, the Manager provides administrative services to the Fund and handles its business affairs at a fee of 0.25% of the Fund's average daily net assets.
--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended November 30, 2002, the Manager paid $899,290 to the Sub-Advisor.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

29| Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A          Concessions          Concessions         Concessions        Concessions
                        Front-End      Front-End           on Class A           on Class B          on Class C         on Class N
                    Sales Charges  Sales Charges               Shares               Shares              Shares             Shares
                       on Class A    Retained by          Advanced by          Advanced by         Advanced by        Advanced by
Year Ended                 Shares    Distributor        Distributor 1        Distributor 1       Distributor 1      Distributor 1
---------------------------------------------------------------------------------------------------------------------------------
November 30, 2002        $324,601        $82,622             $101,387            $312,148              $61,347             $9,524

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A               Class B              Class C              Class N
                            Contingent            Contingent           Contingent           Contingent
                              Deferred              Deferred             Deferred             Deferred
                         Sales Charges         Sales Charges        Sales Charges        Sales Charges
                           Retained by           Retained by          Retained by          Retained by
 Year Ended                Distributor           Distributor          Distributor          Distributor
------------------------------------------------------------------------------------------------------
 November 30, 2002             $10,636              $173,198               $4,637              $1,749

--------------------------------------------------------------------------------
 Class A Distribution and Service Plan Fees. Class A Distribution and Service Plan Fees The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993 and 0.10% of average annual net assets representing Class A shares purchased on or after that date. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. For the year ended November 30, 2002, payments under the Class A plan totaled $770,009, all of which were paid by the Distributor to recipients, and included $23,546 paid to an affiliate of the Manager.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                        Distributor's
                                                                 Distributor's              Aggregate
                                                                     Aggregate           Unreimbursed
                                                                  Unreimbursed          Expenses as %
                     Total Payments       Amount Retained             Expenses          of Net Assets
                         Under Plan        by Distributor           Under Plan               of Class
------------------------------------------------------------------------------------------------------
Class B Plan               $800,742              $623,945             $750,621                   1.15%
Class C Plan                338,370                60,605              876,752                   3.33
Class N Plan                  5,283                 4,844               27,888                   2.45

30| Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
 6. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.

     The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

31| Oppenheimer Quest Global Value Fund, Inc.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 The Board of Directors and Shareholders of
 Oppenheimer Quest Global Value Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Global Value Fund, Inc., including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 1999, were audited by other auditors whose report dated December 21, 1999, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 December 20, 2002

 32| Oppenheimer Quest Global Value Fund, Inc.

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33| Oppenheimer Quest Global Value Fund, Inc.

DIRECTORS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Director;
Fund, Length of Service, Age    Number of Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT DIRECTORS           The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
                                Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest
Chairman of the Board           Venture Fund (private venture capital fund); former President of Investment Counseling Federated
of Directors (since 1996)       Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves,
Age: 69                         Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona. Oversees 10 portfolios in the
                                OppenheimerFunds complex.

Paul Y. Clinton,                Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee
Director (since 1996)           of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt
Age: 70                         bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a
                                national real estate owner and property management corporation; President of Essex Management
                                Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership;
                                President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co. Oversees 10 portfolios in the
                                OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly Vice Chairman (October 1995-December
Director (since 1996)           1997) of OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds
Age: 69                         complex.

Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization
Director (since 1996)           and manager, administrator and/or sub-Adviser to the following open-end investment companies, and
Age: 73                         Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust,
                                Aquila-Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash
                                Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured
                                Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                                Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila
                                Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila
                                Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors;
                                President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman,
                                President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of
                                Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of
                                OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown
                                University. Oversees 10 portfolios in the OppenheimerFunds complex.


34| Oppenheimer Quest Global Value Fund, Inc.

Brian Wruble,                   Special Limited Partner (since January 1999) of Odyssey Investment Partners, LLC (private equity
Director (since 2001)           investment); General Partner (since September 1996) of Odyssey Partners, L.P. (hedge fund in
Age: 59                         distribution since 1/1/97); Board of Governing Trustees (since August 1990) of The Jackson
                                Laboratory (non-profit); Trustee (since May 1992) of Institute for Advanced Study (educational institute); Trustee (since May 2000) of Research Foundation of AIMR (investment research, non-profit); formerly Governor, Jerome Levy Economics Institute of Bard College (economics research)
                                (August 1990-September 2001); Director of Ray & Berendtson, Inc. (executive search firm) (May
                                2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
Officers                        The address of the Officers in the chart below is as follows: for Messrs. Darling, Murphy and Zack,
                                498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President (since 2001)          2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
Age: 53                         a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company)
                                and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager);
                                Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July
                                2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                Inc. and Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management
                                Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (Investment
                                advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                                formerly, Chief Operating Officer (September 2000-June 2001) of the Manager; President and trustee
                                (November 1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds
                                (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance
                                Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay
                                State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                OppenheimerFunds complex.

35| Oppenheimer Quest Global Value Fund, Inc.

DIRECTORS AND OFFICERS  Continued


-----------------------------------------------------------------------------------------------------------------------------------

O. Leonard Darling,             Vice Chairman and Director (since August 2000), Chief Investment Officer (since June 1999) and
Vice President (since 1996)     Executive Vice President (since December 1998) of OppenheimerFunds, Inc.; Chairman of the Board and
Age: 59                         a director (since June 1999) and Senior Managing Director (since December 1998) of HarbourView Asset
                                Management Corporation; Chairman of the Board, Senior Managing Director and director (since November
                                2000) of OAM Institutional, Inc.; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Trustee (since 1993) of Awhtolia
                                College - Greece; formerly Executive Vice President of the Manager (June 1993 - December 1998); and
                                Chief Executive Officer of HarbourView Asset Management Corporation (December 1998 - June 1999).

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal            of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Financial and Accounting        Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
Officer (since 1999)            Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 42                         Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Secretary (since 2001)          General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
Age: 54                         Vice President and General Counsel (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of
                                OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General
                                Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the
                                OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.

36| Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC. SM

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Investment Advisor              OppenheimerFunds, Inc.
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Sub-Advisor                     OpCap Advisors
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Distributor                     OppenheimerFunds Distributor, Inc.
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Transfer and Shareholder        OppenheimerFunds
Services Servicing Agent
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Independent Auditors            KPMG LLP
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Legal Counsel                   Mayer Brown Rowe & Maw

[COPYRIGHT]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

37| Oppenheimer Quest Global Value Fund, Inc.

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Ticker Symbols Class A: QVGLX Class B: QGLBX Class C: QGLCX  Class N: QGLNX

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                                                                  [LOGO OMITTED]
                                                             OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0254.001.1102 January 29, 2003